SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       June 11, 1999
                                                       -------------




                             Base Ten Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                   0-7100               22-1804206
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
  Of Incorporation)                   File Number)         Identification No.)




One Electronics Drive, Trenton, New Jersey                       08619
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(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code           (609) 586-7010
                                                             -------------------


Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.
---------------------

                  On June 11, 1999, Base Ten Systems, Inc. (the "Company"), Ex-BTS Clinical, Inc., a wholly-owned subsidiary of the Company ("BTSC"), Almedica International Inc. ("Almedica") and Almedica Technology Group Inc., a wholly-owned subsidiary of Almedica ("ATG") entered into an Agreement and Plan of Merger (the "Agreement"). Pursuant to the Agreement, the Company acquired ATG by the merger of BTSC with and into ATG (the "Merger") and ATG changed its name to BTS Clinical, Inc.

                  In the Merger, the Company issued 3,950,000 shares of its Class A Common Stock to Almedica, which shares have not been registered under the Securities Act of 1933, as amended. The Company and Almedica entered into a Registration Rights Agreement pursuant to which the Company would register the shares issued to Almedica in the Merger in certain circumstances.

                  Clark L. Bullock, chairman of Almedica and former chairman of ATG, became a director of Base Ten upon consummation of the Merger. The Company entered into an Employment Agreement and a Change in Control Agreement with Robert J. Bronstein, former president of ATG. Mr. Bronstein will serve as president of the Base Ten Applications Software Division.

                  In connection with the Merger, the Company and Almedica entered into a Program License Agreement pursuant to which the Company licensed certain software to Almedica.

                  Almedica agreed not to compete, directly or indirectly, in North America in the business conducted by ATG at the time of the Merger until the fifth anniversary of the Agreement. The Company and Almedica each agreed to indemnify the other party for the breach of certain representations, warranties, covenants, agreements or obligations made by such party in the Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

         Exhibit  2(c)               Agreement and Plan of Merger dated as
                                     of June  11,  1999 by and  among  Base  Ten
                                     Systems,   Inc.,  Ex-BTS  Clinical,   Inc.,
                                     Almedica  International  Inc.  and Almedica
                                     Technology Group Inc.

         Exhibit 10(iii)             Registration Rights Agreement dated
                                     as of June 11, 1999 by and between Base Ten
                                     Systems,  Inc. and  Almedica  International
                                     Inc.

         Exhibit 10(jjj)             Employment Agreement dated June 11,
                                     1999 by and between Base Ten Systems,  Inc.
                                     and Robert J. Bronstein.

         Exhibit 10(kkk)             Change in Control  Agreement  dated
                                     June  11,  1999  by and  between  Base  Ten
                                     Systems, Inc. and Robert J. Bronstein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BASE TEN SYSTEMS, INC.


                                               THOMAS E. GARDNER
Date:    June 16, 1999                By:      ___________________________
                                               Thomas E. Gardner
                                               Chairman, President and
                                               Chief Executive Officer

                                INDEX TO EXHIBITS


         Exhibit No.                 Description
         ----------                  -----------


         Exhibit  2(c)               Agreement and Plan of Merger dated as
                                     of June  11,  1999 by and  among  Base  Ten
                                     Systems,   Inc.,  Ex-BTS  Clinical,   Inc.,
                                     Almedica  International  Inc.  and Almedica
                                     Technology Group Inc.

         Exhibit 10(iii)             Registration Rights Agreement dated
                                     as of June 11, 1999 by and between Base Ten
                                     Systems,  Inc. and  Almedica  International
                                     Inc.

         Exhibit 10(jjj)             Employment Agreement dated June 11,
                                     1999 by and between Base Ten Systems,  Inc.
                                     and Robert J. Bronstein.

         Exhibit 10(kkk)             Change in Control  Agreement  dated
                                     June  11,  1999  by and  between  Base  Ten
                                     Systems, Inc. and Robert J. Bronstein.